FILE NOS. 333-160595 AND 811-22311
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 10
SCHWAB STRATEGIC TRUST
(Exact Name of Registrant as Specified in Charter)
211 Main Street, San Francisco, California 94105
(Address of Principal Executive Offices) (Zip code)
(800) 648-5300

(Registrant’s Telephone Number, including Area Code)
Marie Chandoha
211 Main Street, San Francisco, California 94105

(Name and Address of Agent for Service)
Copies of communications to:

David J. Lekich, Esq.	Douglas P. Dick, Esq.
Charles Schwab Investment Management, Inc.	Dechert LLP
211 Main Street	1775 I Street, N.W.
SF211MN-05-491	Washington, D.C. 20006-2401
San Francisco, CA 94105
It is proposed that this filing will become effective (check appropriate box)
Immediately upon filing pursuant to paragraph (b)

☑	On April 30, 2011, pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

On (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Schwab Fixed-Income ETFs

Prospectus
April 30, 2011

• Schwab U.S. TIPS ETFtm         SCHP
• Schwab Short-Term U.S. Treasury ETFtm SCHO
• Schwab Intermediate-Term U.S. Treasury ETFtm SCHR

Principal U.S. Listing Exchange: NYSE Arca, Inc.

As with all exchange traded funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETFtm

Ticker Symbol:	SCHP

Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)SM.1

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.14

Other expenses	None

Total annual operating expenses	0.14

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years
$14	$45

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. For the period of August 4, 2010 (the date on which the fund commenced operations) to the end of the fund’s most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

1 Index ownership — © Barclays Capital Inc. 2011. All rights reserved. The Schwab U.S. TIPS ETF is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital does not make any representation regarding the advisability of investing in shares of the fund.

Schwab U.S. TIPS ETFtm 1

Principal investment strategies
To pursue its goal, the fund generally invests in securities that are included in the index. The index includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. As of March 31, 2011, there were 31 TIPS in the index. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.

It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in securities included in the index. The fund will generally give the same weight to a given security as the index does. However, when the adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the adviser anticipates will be added to the index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and (c) investment companies, including money market funds. The fund may also invest in cash and cash equivalents, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The adviser typically seeks to track the price and yield performance of the index by replicating the index. This means that the fund generally expects that it will hold the same securities as those included in the index. However, the adviser may use statistical sampling techniques if the adviser believes such use will best help the fund to track its index or is otherwise in the best interest of the fund. Statistical sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, and other risk factors and characteristics. The fund generally expects that its yield and maturity will be similar to those of the index. In addition, the fund generally expects that its weighted average effective duration will closely correspond to the weighted average effective duration of the index, which as of March 31, 2011 was 7.55 years.

The adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

2 Schwab U.S. TIPS ETFtm

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Inflation Protected Security Risk. The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Sampling Index Tracking Risk. To the extent the fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Tracking Error Risk. The fund’s return may not match the return of the index due to differences between the fund’s securities and those in the index. Tracking error also may be attributable to the fund’s inability to match the securities’ weighting to the index or due to other regulatory, operational or liquidity constraints. The fund also incurs fees and expenses while the index does not, which may result in tracking error.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The fund does not have a full year of performance history. Once the fund has completed a full calendar year of operations a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to the index.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 200,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Schwab U.S. TIPS ETFtm 3

Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

4 Schwab U.S. TIPS ETFtm

Schwab Short-Term U.S. Treasury ETFtm

Ticker Symbol:	SCHO

Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 1-3 Year Treasury Bond Indexsm.2

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.12

Other expenses	None

Total annual operating expenses	0.12

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years
$12	$39

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. For the period of August 4, 2010 (the date on which the fund commenced operations) to the end of the fund’s most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

2 Index ownership — © Barclays Capital Inc. 2011. All rights reserved. The Schwab Short-Term U.S. Treasury ETF is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital does not make any representation regarding the advisability of investing in shares of the fund.

Schwab Short-Term U.S. Treasury ETFtm 5

Principal investment strategies
To pursue its goal, the fund generally invests in securities that are included in the index. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month. As of March 31, 2011 there were 66 issues in the index.

It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in securities included in the index.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the adviser anticipates will be added to the index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and (c) investment companies, including money market funds. The fund may also invest in cash and cash equivalents, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The adviser will seek to track the price and yield performance of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, and other risk factors and characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its yield and maturity will be similar to those of the index. In addition, the fund generally expects that its weighted average effective duration will closely correspond to the weighted average effective duration of the index, which as of March 31, 2011 was 1.87 years.

The adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Principal Risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Sampling Index Tracking Risk. The fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

6 Schwab Short-Term U.S. Treasury ETFtm

Tracking Error Risk. The fund’s return may not match the return of the index due to differences between the fund’s securities and those in the index. Tracking error also may be attributable to the fund’s inability to match the securities’ weighting to the index or due to other regulatory, operational or liquidity constraints. The fund also incurs fees and expenses while the index does not, which may result in tracking error.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The fund does not have a full year of performance history. Once the fund has completed a full calendar year of operations a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to the index.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Schwab Short-Term U.S. Treasury ETFtm 7

Schwab Intermediate-Term U.S. Treasury ETFtm

Ticker Symbol:	SCHR

Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 3-10 Year Treasury Bond Indexsm.3

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.12

Other expenses	None

Total annual operating expenses	0.12

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years
$12	$39

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. For the period of August 4, 2010 (the date on which the fund commenced operations) to the end of the fund’s most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

3 Index ownership — © Barclays Capital Inc. 2011. All rights reserved. The Schwab Intermediate-Term U.S. Treasury ETF is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital does not make any representation regarding the advisability of investing in shares of the fund.

8 Schwab Intermediate-Term U.S. Treasury ETFtm

Principal investment strategies
To pursue its goal, the fund generally invests in securities that are included in the index. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than ten years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month. As of March 31, 2011, there were 95 issues in the index.

It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in securities included in the index.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the adviser anticipates will be added to the index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and (c) investment companies, including money market funds. The fund may also invest in cash and cash equivalents, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The adviser will seek to track the price and yield performance of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, and other risk factors and characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its yield and maturity will be similar to those of the index. In addition, the fund generally expects that its weighted average effective duration will closely correspond to the weighted average effective duration of the index, which as of March 31, 2011 was 5.20 years.

The adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Principal Risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Sampling Index Tracking Risk. The fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Schwab Intermediate-Term U.S. Treasury ETFtm 9

Tracking Error Risk. The fund’s return may not match the return of the index due to differences between the fund’s securities and those in the index. Tracking error also may be attributable to the fund’s inability to match the securities’ weighting to the index or due to other regulatory, operational or liquidity constraints. The fund also incurs fees and expenses while the index does not, which may result in tracking error.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The fund does not have a full year of performance history. Once the fund has completed a full calendar year of operations a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to the index.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

10 Schwab Intermediate-Term U.S. Treasury ETFtm

About the funds

The funds described in this Prospectus are advised by Charles Schwab Investment Management, Inc. (“CSIM” or the “Adviser”). Each of the funds is an “exchange traded fund” (“ETF”). ETFs are funds that trade like other publicly-traded securities. The funds in this prospectus are index funds and are designed to track the performance of an index. Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

This strategy distinguishes an index fund from an “actively managed” fund. Instead of choosing investments for the fund based on portfolio management’s judgment, an index is used to determine which securities the fund should own.

Unlike shares of a mutual fund, shares of the funds are listed on a national securities exchange and trade at market prices that change throughout the day. The market price for each of the fund’s shares may be different from its net asset value per share (“NAV”). The funds have their own CUSIP numbers and trade on the NYSE Arca, Inc. under the following tickers:

Schwab U.S. TIPS ETFtm	SCHP
Schwab Short-Term U.S. Treasury ETFtm	SCHO
Schwab Intermediate-Term U.S. Treasury ETFtm	SCHR

The funds issue and redeem shares at their NAV only in large blocks of shares, typically at least 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.

A note to retail investors
Shares can be purchased directly from the funds only in exchange for a basket of securities that is expected to be worth several million dollars or more. Most individual investors, therefore, will not be able to purchase shares directly from the funds. Instead, these investors will purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this Prospectus — such as information about purchasing and redeeming shares from the funds and references to transaction fees imposed on purchases and redemptions — is not relevant to most individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Except as explicitly described otherwise, the investment objective, the benchmark index and the investment policies of each of the funds may be changed without shareholder approval.

The funds’ performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

About the funds 11

Fund details
Investment objectives, strategies and risks

Schwab U.S. TIPS ETFtm

Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)sm.1 The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.

Index
The fund’s benchmark index includes all publicly-issued U.S. Treasury inflation-protected securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. TIPS are U.S. Government securities issued by the U.S. Treasury that generate principal and interest payments designed to adjust for and protect against inflation. Their payments are supported by the full faith and credit of the United States. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month. As of March 31, 2011, there were 31 TIPS in the index.

Investment strategy
To pursue its goal, the fund generally invests in securities that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these securities. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given security as the index does. However, when the adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the adviser anticipates will be added to or removed from the index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and (c) investment companies, including money market funds. The fund may also invest in cash and cash equivalents, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The adviser typically seeks to track the price and yield performance of the index by replicating the index. This means that the fund generally expects that it will hold the same securities as those included in the index. However, the adviser may use statistical sampling techniques if the adviser believes such use will best help the fund to track its index or is otherwise in the best interest of the fund. Statistical sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, and other risk factors and characteristics. The fund generally expects that its yield and maturity will be similar to those of the index. In addition, the fund generally expects that its weighted average effective duration will closely correspond to the weighted average effective duration of the index, which as of March 31, 2011 was 7.55 years.

The adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio

1 Index ownership — © Barclays Capital Inc. 2011. All rights reserved. The Schwab U.S. TIPS ETF is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital does not make any representation regarding the advisability of investing in shares of the fund.

12 Fund details

and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Although the fund invests primarily in U.S. Government securities issued by the U.S. Treasury, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. Issuers of securities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLB) maintain limited lines of credit with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Any default on the part of a portfolio investment could cause the fund’s share price or yield to fall.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Sampling Index Tracking Risk. To the extent the fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund uses a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.

Tracking Error Risk. The fund’s return may not match the return of the index. For example, differences between the fund’s securities and those in the index, rounding of prices, changes to the index and regulatory requirements may cause tracking error, the divergence of the fund’s performance from that of its index. The fund may not be able to invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational or liquidity constraints, which may result in tracking error. The fund may attempt to offset the effects of not

Fund details 13

being invested in certain index securities by making substitute investments, but these efforts may not be successful. The fund also incurs fees and expenses while the index does not, which may result in tracking error.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recover of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares is likely to be larger on ETFs that are traded less frequently. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Schwab Short-Term U.S. Treasury ETFtm

Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 1-3 Year Treasury Bond Indexsm.2 The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.

Index
The fund’s benchmark index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month. As of March 31, 2011, there were 66 issues in the index.

2 Index ownership — © Barclays Capital Inc. 2010. All rights reserved. The Schwab Short-Term U.S. Treasury ETF is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital does not make any representation regarding the advisability of investing in shares of the fund.

14 Fund details

Investment strategy
To pursue its goal, the fund generally invests in securities that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these securities. The fund will notify its shareholders at least 60 days before changing this policy.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the adviser anticipates will be added to the index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and (c) investment companies, including money market funds. The fund may also invest in cash and cash equivalents, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The adviser will seek to track the price and yield performance of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, and other risk factors and characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its yield and maturity will be similar to those of the index. In addition, the fund generally expects that its weighted average effective duration will closely correspond to the weighted average effective duration of the index, which as of March 31, 2011 was 1.87 years.

The adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Principal investment risks.
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Although the fund invests primarily in U.S. Government securities issued by the U.S. Treasury, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. Issuers of securities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLB) maintain limited lines of credit with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that

Fund details 15

the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Any default on the part of a portfolio investment could cause the fund’s share price or yield to fall.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Sampling Index Tracking Risk. The fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.

Tracking Error Risk. The fund’s return may not match the return of the index. For example, differences between the fund’s securities and those in the index, rounding of prices, changes to the index and regulatory requirements may cause tracking error, the divergence of the fund’s performance from that of its index. The fund may not be able to invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational or liquidity constraints, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. The fund also incurs fees and expenses while the index does not, which may result in tracking error.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recover of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares is likely to be larger on ETFs that are traded less frequently. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

16 Fund details

Schwab Intermediate-Term U.S. Treasury ETFtm

Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 3-10 Year Treasury Bond Indexsm.3 The fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval.

Index

The fund’s benchmark index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than ten years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month. As of March 31, 2011, there were 95 issues in the index.

Investment strategy
To pursue its goal, the fund generally invests in securities that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these securities. The fund will notify its shareholders at least 60 days before changing this policy.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the adviser anticipates will be added to the index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and (c) investment companies, including money market funds. The fund may also invest in cash and cash equivalents, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The adviser will seek to track the price and yield performance of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, and other risk factors and characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its yield and maturity will be similar to those of the index. In addition, the fund generally expects that its weighted average effective duration will closely correspond to the weighted average effective duration of the index, which as of March 31, 2011 was 5.20 years.

The adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market

3 Index ownership — © Barclays Capital Inc. 2011. All rights reserved. The Schwab Intermediate-Term U.S. Treasury ETF is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital does not make any representation regarding the advisability of investing in shares of the fund.

Fund details 17

exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

Interest Rate Risk. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Although the fund invests primarily in U.S. Government securities issued by the U.S. Treasury, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. Issuers of securities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLB) maintain limited lines of credit with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Any default on the part of a portfolio investment could cause the fund’s share price or yield to fall.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Sampling Index Tracking Risk. The fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.

Tracking Error Risk. The fund’s return may not match the return of the index. For example, differences between the fund’s securities and those in the index, rounding of prices, changes to the index and regulatory requirements may cause tracking error, the divergence of the fund’s performance from that of its index. The fund may not be able to invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational or liquidity constraints, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. The fund also incurs fees and expenses while the index does not, which may result in tracking error.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recover of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange

18 Fund details

officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.

The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares is likely to be larger on ETFs that are traded less frequently. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Portfolio holdings
A description of the funds’ policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the Statement of Additional Information.

Fund details 19

Financial highlights

This section provides further details about each fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the funds’ annual report (see back cover).

Schwab U.S. TIPS ETFtm

	8/4/10[1]–
	12/31/10
Per-Share Data ($)

Net asset value at beginning of period	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.20
Net realized and unrealized gains (losses)	0.37	[2]

Total from investment operations	0.57
Less distributions:
Distributions from net investment income	(0.20)

Net asset value at end of period	50.37

Total return (%)	1.13	[3]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.14	[4]
Gross operating expenses	0.14	[4]
Net investment income (loss)	1.27	[4]
Portfolio turnover rate[5]	6	[3]
Net assets, end of period ($ x 1,000)	80,591

[1]	Commencement of operations.

[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.

[3]	Not Annualized.

[4]	Annualized.

[5]	Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

20 Financial highlights

Schwab Short-Term U.S. Treasury ETFtm

	8/4/10[1]–
	12/31/10
Per-Share Data ($)

Net asset value at beginning of period	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gains (losses)	(0.01)

Total from investment operations	0.05
Less distributions:
Distributions from net investment income	(0.06)

Net asset value at end of period	49.99

Total return (%)	0.11	[2]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.12	[3]
Gross operating expenses	0.12	[3]
Net investment income (loss)	0.37	[3]
Portfolio turnover rate[4]	48	[2]
Net assets, end of period ($ x 1,000)	49,990

[1]	Commencement of operations.

[2]	Not Annualized.

[3]	Annualized.

[4]	Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

Financial highlights 21

Schwab Intermediate-Term U.S. Treasury ETFtm

	8/4/10[1]–
	12/31/10
Per-Share Data ($)

Net asset value at beginning of period	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.28
Net realized and unrealized gains (losses)	(0.69)

Total from investment operations	(0.41)
Less distributions:
Distributions from net investment income	(0.28)

Net asset value at end of period	49.31

Total return (%)	(0.83)[2]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.12	[3]
Gross operating expenses	0.12	[3]
Net investment income (loss)	1.58	[3]
Portfolio turnover rate[4]	20	[2]
Net assets, end of period ($ x 1,000)	34,517

[1]	Commencement of operations.

[2]	Not Annualized.

[3]	Annualized.

[4]	Portfolio turnover rate excludes securities received or delivered from processing of in kind creations or redemptions.

22 Financial highlights

Fund management

The investment adviser for the Schwab Fixed-Income ETFs is Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), 211 Main Street, San Francisco, CA 94105. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®, Laudus Funds® and Schwab ETFstm. The firm has more than $203 billion under management as of December 31, 2010.

As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from the funds, expressed as a percentage of each fund’s average daily net assets.

Schwab U.S. TIPS ETFtm	0.14%

Schwab Short-Term U.S. Treasury ETFtm	0.12%

Schwab Intermediate-Term U.S. Treasury ETFtm	0.12%

A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreements will be available in the funds’ first annual and/or semi-annual report.

Pursuant to the Investment Advisory Agreement between the adviser and each fund, the adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. He joined the firm in 1996 and has been performing portfolio analytic and operational support since 2004 prior to moving to his current role in 2007.

Brandon Matsui, CFA, a portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. He joined the firm in June 2010. Prior to joining the firm, he was an associate portfolio manager at a large financial services firm for one year. Prior to that, he was a risk analytics manager of institutional investor accounts at a large investment management firm for four years.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is available in the Statement of Additional Information.

Distributor. The funds’ Distributor is SEI Investments Distribution Co. The Distributor, located at 1 Freedom Valley Drive, Oaks, PA 19456, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). The Distributor distributes Creation Units for the funds and does not maintain a secondary market in shares of the funds.

Fund management 23

Investing in the funds

On the following pages, you will find information on buying and selling shares. Most investors will invest in the funds by placing orders through their brokerage account at Charles Schwab & Co., Inc. (“Schwab”) or an account with another broker/dealer or other intermediary. Authorized Participants (as defined in “Purchase and redemption of creation units,” below) may invest directly in the funds by placing orders for Creation Units through the funds’ Distributor (direct orders). Helpful information on taxes is included as well.

Shares of the funds trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker most investors will incur customary brokerage commissions and charges. In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price.

Shares of the funds trade under the following trading symbols:

Schwab U.S. TIPS ETFtm	SCHP

Schwab Short-Term U.S. Treasury ETFtm	SCHO

Schwab Intermediate-Term U.S. Treasury ETFtm	SCHR

Shares of the funds may be acquired or redeemed directly from the funds only in Creation Units or multiples thereof; as discussed in the “Creation and redemption” section below. Once created, shares of the funds trade in the secondary market in amounts less than a Creation Unit. The funds do not impose any minimum investment for shares of the funds purchased on an exchange or in the secondary market. Except when aggregated in Creation Units, shares are not redeemable by the funds.

Share trading prices
As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more (a premium) or less (a discount) than the NAV of such shares.

The approximate value of shares of the funds is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the funds are listed or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the funds. The funds and adviser are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of net asset value
The NAV of a fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading (each, a “Business Day”). NAV per share is calculated by dividing the fund’s net assets by the number of the fund’s shares outstanding.

In valuing their securities, the funds use market values if they are readily available. In cases where market values are not readily available, the funds may value securities based on fair values developed using methods approved by the funds’ Board of Trustees (described below). When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that use actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security’s amortized cost, which approximates the security’s market value.

The funds’ Board of Trustees has adopted procedures, which include fair value methodologies, to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, the funds may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to

24 Investing in the funds

establish prices that investors might expect to realize upon the current sales of these securities. The funds’ fair value methodologies seek to ensure that the prices at which the funds’ shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. Generally, when fair valuing a security, the funds will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and specific market conditions and the specific facts giving rise to the need to fair value the security. The funds make fair value determinations in good faith and in accordance with the fair value methodologies included in the Board adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the funds could obtain the fair value assigned to the security upon the sale of such security.

Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from the funds in Creation Units. Fund shares that are purchased or sold on a national securities exchange will be effected at prevailing market prices, which may be higher or lower than NAV, and may be subject to brokerage commissions and charges. As described below, purchases and redemptions of Creation Units will be priced at the NAV next determined after receipt of the purchase or redemption order.

Purchase and redemption of creation units

Creation and redemption
The shares that trade in the secondary market are “created” at NAV. The funds issue and redeem shares only in Creation Units, which are large blocks of shares, typically at least 100,000 shares or more. Only institutional investors, who have entered into an authorized participant agreement (known as “Authorized Participants”) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specified basket of securities approximating the holdings of the funds and a designated amount of cash. Each Business Day, prior to the opening of trading, the funds publish the specific securities and designated amount of cash included in that day’s basket for the funds through the National Securities Clearing Corporation (“NSCC”) or other method of public dissemination. The funds reserve the right to accept or pay out a basket of securities or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day and are also subject to acceptance by the funds and the Distributor.

Creations and redemptions must be made by an Authorized Participant or through a firm that is either a member of the Continuous Net Settlement System of the NSCC or a Depository Trust Company participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. More information about the procedures regarding creation and redemption of Creation Units is included in the funds’ Statement of Additional Information (“SAI”).

Authorized participants and the continuous offering of shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the funds, a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

Creation and redemption transaction fees for creation units
The funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The creation and redemption transaction fees applicable to the funds are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The funds do

Investing in the funds 25

not charge a standard creation or redemption transaction fee, but may do so in the future. Purchasers and redeemers of Creation Units for cash will be subject to an additional variable charge up to the maximum amount shown in the table below. This additional variable charge will offset the transaction costs to the funds of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the funds. From time to time, the adviser may cover the cost of any transaction fees when believed to be in the best interests of the funds.

The following table shows, as of March 31, 2011, the approximate value of one Creation Unit of the funds, including the standard and maximum additional creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from the funds. Retail investors who purchase shares through their brokerage account will not pay these fees. Investors who use the services of a broker or other such intermediary may pay fees for such services.

		Standard	Maximum	Maximum
	Approximate Value	Creation/Redemption	Additional Creation	Additional Redemption
Name of Fund	of One Creation Unit	Transaction Fee	Transaction Fee*	Transaction Fee*

Schwab U.S. TIPS ETFtm	$10,266,000	$0	3.0%	2.0%

Schwab Short-Term U.S. Treasury ETFtm	$4,995,000	$0	3.0%	2.0%

Schwab Intermediate-Term U.S. Treasury ETFtm	$4,912,000	$0	3.0%	2.0%

*	As a percentage of total amount invested or redeemed.

Transaction policies

Policy regarding short-term or excessive trading. The funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units. However, because the funds are ETFs, only Authorized Participants are authorized to purchase and redeem shares directly with the funds. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the funds accommodate frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. The funds reserve the right to reject any purchase order at any time.

The funds reserve the right to impose restrictions on disruptive, excessive, or short-term trading. Such trading is defined by the funds as purchases and sales of fund shares in amounts and frequency determined by the funds to be significant and in a pattern of activity that can potentially be detrimental to the funds and their shareholders, such as by diluting the value of the shareholders’ holdings, increasing fund transaction costs, disrupting portfolio management strategy, incurring unwanted taxable gains, or forcing funds to hold excess levels of cash. The funds may reject purchase or redemption orders in such instances. The funds also impose a transaction fee on Creation Unit transactions that is designed to offset the funds’ transfer and other transaction costs associated with the issuance and redemption of the Creation Units. Although the funds have adopted policies and procedures designed to discourage disruptive, excessive or short-term trading, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities or eliminate the risks associated with such activities. In addition, the decisions to restrict trading are inherently subjective and involve judgment in their application. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.

Investments by Registered Investment Companies. Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the funds. Registered investment companies are permitted to invest in the funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Schwab Strategic Trust, including that such investment companies enter into an agreement with the funds.

Distributions and taxes

Any investment in the funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Dividends from net investment income, if any, are generally declared and paid monthly for the funds. Distributions of net realized capital

26 Investing in the funds

gains, if any, generally are declared and paid once a year, although the funds may do so more frequently as determined by the Board of Trustees. Although it is not generally expected, if the fund’s distributions exceed its realized taxable income and capital gains during a taxable year, then all or a portion of the distributions made during that year may be characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Each fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the funds are distributed on a pro rata basis to beneficial owners of such shares. During the fourth quarter of the year, typically in early November, an estimate of the funds’ year-end distributions, if any, may be made available on the funds’ website www.schwabetfs.com/prospectus.

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale of your shares is a taxable event. A sale of your shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions the funds paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by a fund may be included for tax purposes in a fund’s gross income, even though no cash attributable to such gross income has been received by the fund. In such event, a fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, a fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to a fund and additional capital gain distributions to fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by a fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.

If you are investing through a taxable account and purchase shares of the funds just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the funds make a distribution, the share price is reduced by the amount of the distribution. You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

Taxes on creation and redemption of creation units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units should consult a tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Investing in the funds 27

Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the funds’ shares (or securities surrendered) have been held for more than one year and as short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Index provider
CSIM has entered into a license agreement with Barclays Capital Inc. to use the indexes. Fees payable under the license agreement are paid by CSIM. Barclays Capital Inc. has no obligation to continue to provide the indexes to CSIM beyond the term of the license agreement.

Disclaimers
The Schwab U.S. TIPS ETFtm, Schwab Short-Term U.S. Treasury ETFtm and Schwab Intermediate-Term U.S. Treasury ETFtm (the “funds”) are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of a Barclays Capital Index to track general bond market performance. Barclays Capital’s only relationship to Charles Schwab Investment Management, Inc., the funds’ investment manager (“CSIM”), and the funds is the licensing of the Barclays Capital Indexes which are determined, composed and calculated by Barclays Capital without regard to CSIM or the funds. Barclays Capital has no obligation to take the needs of CSIM, the funds, or the owners of the funds into consideration in determining, composing or calculating a Barclays Capital Index. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the funds.

BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO THE FUNDS OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CSIM, THE OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN.

Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of a fund to track the total return performance of its underlying index or the ability of the underlying index to track stock or bond market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.

NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value; the current value of the portfolio of securities required to be deposited to the funds; the amount of any dividend equivalent payment or cash distribution to holders of shares of the funds; net asset value; or other information relating to the creation, redemption or trading of shares of the funds, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the funds or any underlying index or data included therein.

28 Investing in the funds

The funds and CSIM do not guarantee the accuracy and/or the completeness of the indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. The funds and CSIM make no warranty, express or implied, as to results to be obtained by the funds, or any other person or entity from the use of the indexes or any data included therein. The funds and CSIM make no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein, without limiting any of the foregoing, in no event shall the funds and CSIM have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.

Investing in the funds 29

Notes

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab ETFstm at 1-800-435-4000. In addition, you may visit Schwab ETFs web site at www.schwabetfs.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab Strategic Trust	811-22311

REG56416FLT-02

Schwab Fixed-Income ETFs

Prospectus
April 30, 2011

STATEMENT OF ADDITIONAL INFORMATION
Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™	SCHP
Schwab Short-Term U.S. Treasury ETF™	SCHO
Schwab Intermediate-Term U.S. Treasury ETF™	SCHR

Principal U.S. Listing Exchange: NYSE Arca, Inc.
April 30, 2011
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds’ prospectus, dated April 30, 2011 (as amended from time to time). To obtain a free copy of the prospectus, please contact Schwab ETFs at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwabetfs.com/prospectus.
Each fund is a series of the Schwab Strategic Trust (the trust). The funds are part of the Schwab complex of funds.
REG56975-02

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS
Investment Objectives
Each fund’s investment objective is not fundamental and therefore may be changed by the funds’ board of trustees without shareholder approval.
The Schwab U.S. TIPS ETF™ seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)sm.
The Schwab Short-Term U.S. Treasury ETF™ seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 1-3 Year Treasury Bond Index sm.
The Schwab Intermediate-Term U.S. Treasury ETF™ seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays Capital U.S. 3-10 Year Treasury Bond Index sm.
There is no guarantee the funds will achieve their investment objectives.
Description of Benchmark Indices
The Schwab U.S. TIPS ETF’s benchmark index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) sm, includes all publicly-issued U.S. Treasury inflation-protected securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. TIPS are U.S. Government securities issued by the U.S. Treasury that generate principal and interest payments designed to adjust for and protect against inflation. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the securities in the index are updated on the last calendar day of each month. As of March 31, 2011, there were 31 issues in the index.
The Schwab Short-Term U.S. Treasury ETF’s benchmark index, Barclays Capital U.S. 1-3 Year Treasury Bond Indexsm, includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last calendar day of each month. As of March 31, 2011 there were 66 issues in the index.
The Schwab Intermediate-Term U.S. Treasury ETF’s benchmark index, Barclays Capital U.S. 3-10 Year Treasury Bond Indexsm, includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than ten years, are rated investment grade, and have $250 million or more of outstanding face value. The securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index excludes state and local government series bonds and coupon issues that have been stripped from bonds. The index is market capitalization weighted and the securities in the index are updated on the last calendar day of each month. As of March 31, 2011, there were 95 issues in the index.
Index Providers and Disclaimers
The funds are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of a Barclays Capital Index to track general bond market performance. Barclays Capital’s only relationship to the funds and the investment adviser is the licensing of each Barclays Capital Index which is determined, composed and calculated by Barclays Capital without regard to the funds and the investment adviser. Barclays Capital has no obligation to take the needs of the funds, the investment adviser, or the owners of the funds into consideration in determining, composing or calculating a Barclays Capital Index. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the shares of the funds to be issued. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the funds.

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BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO THE FUNDS OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN.
Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of any underlying index or the ability of the underlying index to track stock or bond market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an underlying index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value the current value of the portfolio of securities required to be deposited to the funds; the amount of any dividend equivalent payment or cash distribution to holders of shares of the funds; net asset value; or other information relating to the creation, redemption or trading of shares of the funds, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the funds or any underlying index or data included therein.
Fund Investment Policies
The following investment policies may be changed by the funds’ Board without shareholder approval.
The Schwab U.S. TIPS ETF™ will, under normal circumstances, invest at least 90% of its net assets in the securities of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Short-Term U.S. Treasury ETF™ will, under normal circumstances, invest at least 90% of its net assets in the securities of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Intermediate-Term U.S. Treasury ETF™ will, under normal circumstances, invest at least 90% of its net assets in the securities of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Investments, Risks and Limitations
The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, except with respect to limitations on borrowing and futures and option contracts, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
Principal Investment Strategy Investments

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Unless otherwise indicated, the following investments may be used as part of each fund’s principal investment strategy.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company with limited redeemability. The funds are diversified exchange traded funds. Diversification does not eliminate the risk of market loss.
Exchange Traded Funds (“ETFs”) such as the funds or Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the Investment Company Act of 1940 (“1940 Act”) as open-end funds, as is the funds’ case, or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each fund seeks to invest so that its portfolio performs similarly to that of its index. Each fund will seek to achieve, over time, a correlation between its performance and that of its index, before fees and expenses, of 0.95 or better. Correlation for each fund is calculated daily, according to a mathematical formula (“R-squared”) that measures correlation between a fund’s portfolio and benchmark index returns. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices.
Inflation Protected Securities (Principal investments for the Schwab U.S. TIPS ETF. Permissible non-principal investments for each other fund). Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will decrease. Repayment of the bond principal upon maturity (as adjusted for inflation) or in the case of deflation, the bond’s original par amount is guaranteed by the U.S. Treasury. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (CPI-U), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a fund needs to make its required annual distributions to shareholders in amounts that exceed the cash

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received. As a result, a fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
The securities in the Schwab U.S. TIPS ETF’s benchmark index include all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States government.
Interest Rates may rise and fall over time, and debt securities will experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. If interest rates move sharply in a manner not anticipated by the fund’s investment manager, the value of a fund’s debt securities could be adversely impacted and the fund could lose money. The value of debt securities in the funds can be expected to vary inversely with changes in prevailing interest rates. In general, debt securities with longer maturities will tend to react to interest rate changes more severely than shorter-term debt securities, but will generally offer greater rates of interest.
During periods of rising interest rates, the average life of certain debt securities is extended because of slower than expected principal payments. This may lock in below-market interest rates and extend the duration of these debt securities, making them more sensitive to changes in interest rates. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk).
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs. For additional descriptions of these and other money market securities in which a fund may invest to a limited extent, see the “Non-Principal Investment Strategy” section of this SAI below.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of financial assets collateralizing a security may be structured to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed.
A fund may keep a portion of its assets in cash for business operations. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or

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dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.
Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by the Federal National Mortgage Association (known as Fannie Mae), Federal Home Loan Mortgage Corporation (known as Freddie Mac), the Student Loan Marketing Association (known as Sallie Mae), and the Federal Home Loan Banks, are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

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On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
Non-Principal Investment Strategy Investments
The following investments may be used as part of each fund’s non-principal investment strategy:
Bankers’ Acceptances or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Borrowing. A fund may borrow money from banks or through the Schwab Funds interfund borrowing and lending facility (as described below) for any purpose in an amount up to 1/3 of the fund’s total assets (not including temporary borrowings). A fund may also borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A borrowing is presumed to be for temporary or emergency purposes if it is (a) not in excess of 5% of a fund’s total assets; (b) repaid by a fund within 60 days; and (c) not extended or renewed. Provisions of the 1940 Act, as amended, require the funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for temporary borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the funds may be required to sell some of its portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
The fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (“SEC”). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may also establish lines-of-credit (“lines”) with certain banks by which it may borrow funds for temporary or emergency purposes. A fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. A fund will pay a fee to the bank for using the lines.
Certificates of Deposit or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Corporate Debt Securities are obligations issued by domestic corporations to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (“principal”) until it is paid back upon maturity.

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Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates.
Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks.
The funds will limit their investments in corporate debt securities to those that are rated investment-grade, which means that the securities are rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s Corporation, Moody’s Investors Service, Fitch, Inc. or Dominion Bond Rating Service, in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing). See Appendix A for a description of the ratings. The ratings of NRSROs represent their opinions as to the quality of the securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Further, NRSROs may have conflicts of interest relating to the issuance of a credit rating and such conflicts may affect the integrity of the credit rating process or the methodologies used to develop credit ratings for securities. Such conflicts may include, but are not limited to, NRSROs being paid by issuers or underwriters to determine the credit ratings with respect to the securities they issue or underwrite, NRSROs being paid by issuers and underwriters for services in addition to the NRSROs determination of credit ratings; allowing persons with the NRSRO to directly own securities or money market instruments of, or having other direct ownership interests in, issuers or obligors subject to a credit rating determined by the NRSRO; and allowing persons within the NRSRO to have a business relationship that is more than an arms length ordinary course of business relationship with issuers or obligors subject to a credit rating determined by the NRSRO.
In addition, credit ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings that would be given to these securities on a particular subsequent date. Accordingly, investors should note that the assignment of a rating to a security by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.
Credit and Liquidity Supports or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.
Delayed-Delivery Transactions include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.
Demand Features, which may include guarantees, are used to shorten a security’s effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature’s exercise or otherwise terminate its obligations with respect to such feature, however, the security’s effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund’s overall average effective maturity.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as

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“underlying assets.” The fund may use futures contracts and other derivatives to help manage interest rate exposure or seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, market risk and liquidity risk, are discussed in the funds’ prospectus. A fund’s use of derivatives may also give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. A fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the funds to lose more than the principal amount invested.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices, interest rates, or any other futures contracts traded on U.S. exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.
A fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of it and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. To avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund intends to purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks

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associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business within seven days at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Each fund may not invest more than 15% of its net assets in illiquid securities. In the event that a subsequent change in net assets or other circumstances cause a fund to exceed this limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
In making liquidity determinations before purchasing a particular security, the Adviser considers a number of factors including, but not limited to: the nature and size of the security; the number of dealers that make a market in the security; and data which indicates that a security’s price has not changed for a period of a week or longer. After purchase, it is the Adviser’s policy to maintain awareness of developments in the marketplace that could cause a change in a security’s liquid or illiquid status. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
Interfund Borrowing and Lending. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex, including traditional mutual funds/portfolios not discussed in this SAI or in the corresponding prospectus. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. These conditions include, for example, that a fund’s participation in the credit facility must be consistent with its investment policies and limitations and organizational documents; no fund may lend to another fund through the interfund lending facility if the loan would cause the aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the loan; and that a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. With respect to the funds discussed in this SAI, a fund lending to another fund may forego gains which could have been made had those assets been invested in securities of its applicable underlying index. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Puts are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund’s attempt to exercise the put, a fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund’s overall average effective maturity.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short — from overnight to one week, although the securities

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collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank. Repurchase agreements are the economic equivalents of loans.
Restricted Securities are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.
Stripped Securities are securities whose income and principal components are detached and sold separately. Stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping; the custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. There are two types of stripped securities: coupon strips, which refer to the zero coupon bonds that are backed by the coupon payments; and principal strips, which are backed by the final repayments of principal. Unlike coupon strips, principal strips do not accrue a coupon payment. They are sold at a discounted price and accrete up to par. An investor in a principal strip would only need to pay capital gains tax on the principal strip.
The funds may invest in U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest on zero coupon bonds is accrued and paid at maturity rather than during the term of the security. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but it is not actually received until maturity, a fund may have to sell other securities to pay accrued dividends prior to the maturity of the zero coupon obligation.
Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity of such securities. The discount reflects the current value of the deferred interest and is amortized as interest income over the life of the securities; it is taxable even though there is no cash return until maturity.
Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.
While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, i.e., the risk of subsequently investing the periodic interest payments at a lower rate than that of the security currently held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.
Variable and Floating Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.
Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce

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credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. A fund could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.
Additional Investment Information
Duration was developed as a more precise alternative to the concept of “maturity.” Traditionally, a debt obligation’s maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser.
Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.
If a mutual fund holds long futures or call option positions, it will lengthen the duration of a fund’s portfolio. Holding short futures or put options will shorten the duration of a mutual fund’s portfolio. A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides a floating rate of return in exchange for a fixed rate of return, the mutual fund’s duration will be modified to reflect the duration attributes of a similar security that the mutual fund is permitted to buy.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.
Maturity of Investments will generally be determined using the portfolio securities’ final maturity dates. However for certain securities, maturity will be determined using the security’s effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates “swapped.” Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (“call date”), which is prior to, or in lieu of, the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the amortized cost of a fund’s securities at the time of the calculation.
Investment Limitations
The investment limitations below may be changed only by vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote

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of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
EACH FUND MAY NOT:
1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each fund may concentrate its investments to approximately the same extent that the index the fund is designed to track concentrates in the securities of a particular industry or group of industries and each fund may invest without limitation in (a) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (b) tax-exempt obligations of state or municipal governments and their political subdivisions.

3)	Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities issued by others, or pledge, mortgage or hypothecate any of its assets, except as permitted or not prohibited by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE CURRENT APPLICATION OF THE ABOVE POLICIES AND RESTRICTIONS, BUT SUCH DESCRIPTIONS ARE NOT PART OF THE ABOVE POLICIES AND RESTRICTIONS.
BORROWING. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.
DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.
LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each fund has adopted the fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding

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underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.
EACH FUND MAY NOT:
1)	Invest more than 15% of its net assets in illiquid securities.

2)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

3)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

4)	Borrow money, except that each fund (a) may borrow money from banks or through an interfund lending facility, if any, and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

5)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

6)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt obligations of state or municipal governments and their political subdivisions) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries except that each fund may concentrate its investments to approximately the same extent that the index the fund is designed to track concentrates in the securities of a particular industry or group of industries).

7)	Purchase or sell physical commodities or commodity contracts based on physical commodities or invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent a fund from, among other things, (i) purchasing marketable securities of companies that deal in real estate or interests therein (including REITs); (ii) purchasing marketable securities of companies that deal in physical commodities or interests therein; and (iii) purchasing, selling and entering into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, a fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
CONTINUOUS OFFERING
The funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Units”). The method by which Creation Units are created and trade may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 the (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner

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which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the funds’ distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the funds. The trustees met once during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of the trust under the 1940 Act if, among other things, he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) or Charles Schwab & Co., Inc. (“Schwab”). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
The tables below provide information about the trustees and officers for the trust, which includes funds in this SAI. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Strategic Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. The mailing address of each individual below is 211 Main Street, San Francisco, CA 94105.

NUMBER
NAME, YEAR OF BIRTH, AND		OF
POSITION(S) WITH THE TRUST;		PORTFOLIOS	OTHER DIRECTORSHIPS HELD
(TERM OF OFFICE AND	PRINCIPAL OCCUPATION(S)	IN FUND	BY
LENGTH OF	DURING PAST FIVE	COMPLEX	TRUSTEE DURING THE PAST
TIME SERVED1)	YEARS	OVERSEEN	FIVE YEARS
Independent Trustees:
Robert W. Burns 1959 (Trustee of Schwab Strategic Trust since 2009)	Private Investor. Consulting Managing Director, PIMCO (investment adviser) (January 2003 — December 2008); Managing Director, PIMCO (February 1999 — December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 — May 2005).	13	Independent Director and Chairman of Corporate Governance/Nominating Committee, PS Business Parks, Inc. (2005 — present).

Trustee and member of Nominating/Corporate Governance Committee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 — 2008).

Trustee and member of

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		NUMBER
NAME, YEAR OF BIRTH, AND		OF
POSITION(S) WITH THE TRUST;		PORTFOLIOS	OTHER DIRECTORSHIPS HELD
(TERM OF OFFICE AND	PRINCIPAL OCCUPATION(S)	IN FUND	BY
LENGTH OF	DURING PAST FIVE	COMPLEX	TRUSTEE DURING THE PAST
TIME SERVED1)	YEARS	OVERSEEN	FIVE YEARS
Nominating/Corporate Governance Committee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 — 2008).

Trustee and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (2006 — 2008).

			Trustee, PCIM Fund, Inc. (investment company consisting of one portfolio) (1997 — 2008).

Mark A. Goldfarb 1952 (Trustee of Schwab Strategic Trust since 2009)	Founder and Managing Director, SS&G Financial Services (financial services) (May 1987 — present).	13	None.

Charles A. Ruffel 1956 (Trustee of Schwab Strategic Trust since 2009)	Advisor (June 2008 — present) and Chief Executive Officer (January 1998 — January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 — present).	13	None.

Interested Trustee:

Walter W. Bettinger II2 1960 (Trustee of Schwab Strategic Trust since 2009)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., and The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank.	86	None.

	Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.

	From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
TIME SERVED3)	YEARS

OFFICERS

Marie Chandoha	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 — present);

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NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
TIME SERVED3)	YEARS

1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 — present), Chief Investment Officer (Sept. 2010 — present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 — present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 — August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 — March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (November 2004 — present), Chief Operating Officer (Jan. 2011 — present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 — present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 — present) and Schwab ETFs (Oct. 2009 — present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 — present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Catherine MacGregor 1964 Vice President (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President and Assistant Clerk, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

Michael Haydel 1972 Vice President (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President (March 2011 — present), Vide President (2004 — March 2011), Asset Management Client Services, Charles Schwab & Co., Inc. (2004-present); Vice President (Sept. 2005-present), Anti-Money Laundering Officer (Oct. 2005-Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

1	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.

2	Mr. Bettinger is an Interested Trustee because he is an employee of Schwab and/or the investment adviser. In addition to his employment with the investment adviser and Schwab, Mr. Bettinger also owns stock of The Charles Schwab Corporation.

3	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
Board of Trustees Leadership Structure and Risk Oversight
The Board of Trustees of the trust is responsible for oversight of the management of the funds, which includes oversight of service providers to the funds, such as the funds’ investment adviser. The Chairman of the Board of Trustees, Walter W. Bettinger, II, is Chief Executive Officer of The Charles Schwab Corporation and an interested person of the funds as that term is defined in the Investment Company Act of 1940. The funds do not have a single lead independent trustee. The Board of Trustees is comprised of a super-majority (75 percent) of trustees who are not interested persons of the funds (i.e., “independent trustees”). There is an Audit and Compliance Committee of the Board that is chaired by an independent trustee and comprised solely of independent trustees. The Audit and Compliance Committee chair presides at Committee meetings, participates in formulating agendas for those meetings, and coordinates with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the funds. The funds made this determination in consideration of, among other things, the fact that the independent trustees of the funds constitute a super-majority of the Board, the number of funds overseen by the Board, and the total number of trustees on the Board.

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The Board of Trustees’ role in the risk oversight of the funds consists of monitoring risks identified during regular and special reports to the Audit and Compliance Committee of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Audit and Compliance Committee and the Board oversee efforts by management and service providers to manage risks to which the funds may be exposed. For example, the Audit and Compliance Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The full Board meets with portfolio managers and other members of management and receives reports regarding investment risks of the portfolios and risks related to distribution of the funds’ shares. Oversight of compliance risks also is within the purview of the Committee and the full Board. From their review of these reports and discussions with management, the Committee and Board learn in detail about the material risks of the funds, thereby facilitating a dialogue with management about how management and service providers mitigate those risks.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the board because of (i) their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders and (ii) the trustee’s experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the funds because of the experience he has gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the funds since 2009 and of the Schwab Funds since 2008.
The Board has concluded that Mr. Burns should serve as trustee of the funds because of the experience he gained serving as a former managing director of a mutual fund management company and former president and trustee of certain mutual funds managed by that company, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the funds since 2009.
The Board has concluded that Mr. Goldfarb should serve as trustee of the funds because of the experience he has gained as founder of a financial services and independent public accounting firm, his experience in and knowledge of public company accounting and auditing, and the experience he has gained serving as trustee of the funds since 2009.
The Board has concluded that Mr. Ruffel should serve as trustee of the funds because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the funds since 2009.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below. The trust has a standing Audit and Compliance Committee. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the trust’s financial reporting processes and compliance policies, procedures and processes, and for the trust’s overall system of internal controls. This Committee is comprised of all of the Independent Trustees. The charter directs that the Audit and Compliance Committee must meet 4 times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.
The trust also has a Nominating Committee that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. The Nominating Committee does not have a policy with respect to consideration of candidates for Trustee

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submitted by shareholders. However, if the Nominating Committee determined that it would be in the best interests of the trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Nominating Committee would evaluate that candidate. The charter directs that the Nominating Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Committee did not meet during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ending December 31, 2010. Certain information provided relates to the Fund Complex, which included 86 operating funds as of December 31, 2010.

			Total
			Compensation
			From
		Estimated*	Registrant
	Aggregate	Annual	and Fund
	Compensation	Benefits	Complex
	From	Upon	Paid
Name of Trustee	Registrant	Retirement	to Trustees
Interested Trustees
Walt Bettinger	$0	N/A	$0
Independent Trustees
Robert W. Burns	$50,000	N/A	$50,000
Mark A. Goldfarb	$50,000	N/A	$50,000
Charles A Ruffel	$50,000	N/A	$50,000

*	Estimated total compensation based on a full fiscal year for all funds.

Securities Beneficially Owned By Each Trustee
The following tables provide each trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2010.

Dollar Range of Trustee Ownership
	of Equity Securities in the Funds			Aggregate Dollar
		Schwab	Schwab	Range of Trustee
	Schwab U.S.	Short-Term U.S.	Intermediate-Term	Ownership in the
	TIPS	Treasury	U.S. Treasury	Family of Investment
Name of Trustee	ETF™	ETF™	ETF™	Companies
Interested Trustee
Walter W. Bettinger II	None	None	None	Over $100,000
Independent Trustees
Robert W. Burns	None	None	None	None
Mark A. Goldfarb	None	None	None	None
Charles A Ruffel	None	None	None	None

*	The term “Family of Investment Companies” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. As of December 31, 2010, the Family of Investment Companies included 86 funds.

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Code of Ethics
The funds, the investment adviser and the distributor have adopted Codes of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Codes of Ethics permit the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of the distributor to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of each entity’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of April 1, 2011, the officers and trustees of the trust, as a group, owned, of record or beneficially, less than 1% of the outstanding voting securities of the funds.
Although the trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of March 31, 2011, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a fund were as follows:

Fund	Name and Address	Percent of Ownership
Schwab U.S. TIPs ETF	Charles Schwab & Co., Inc.	89.08%
	101 Montgomery St.
	San Francisco, CA 94104-4151
Schwab Short-Term U.S.	Charles Schwab & Co., Inc.	88.54%
Treasury ETF	101 Montgomery St.
	San Francisco, CA 94104-4151
	Goldman, Sachs & Co.	5.99%
	200 West Street
	New York, NY 10282
	USA
Schwab Intermediate-Term U.S.	Charles Schwab & Co., Inc.	88.76%
Treasury ETF	101 Montgomery St.
	San Francisco, CA 94104-4151
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco CA 94105, serves as the funds’ investment adviser pursuant to an Investment Advisory Agreements (Advisory Agreement) between it and the trust. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of CSIM.
Advisory Agreement
A fund’s Advisory Agreement must be specifically approved initially for a 2 year term, and after the expiration of the 2 year term, at least annually thereafter (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees will call and hold a meeting to decide whether to renew the Advisory Agreement between the trust and CSIM with respect to any existing funds in the trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties.
As described below, the investment adviser is entitled to receive a fee from the funds expressed as a percentage of each fund’s average daily net assets, payable monthly, for its services to the funds. As compensation for these services, the firm receives a management fee from the funds expressed as a percentage of each fund’s average daily net assets. The following table shows net average fees paid by each fund from its inception date to December 31, 2010.

FUND	Net Fees Paid:	2010
Schwab U.S. TIPS ETF™ 0.14% of average daily net assets effective August 3, 2010		$26,498
Schwab Short-Term U.S. Treasury ETF™ 0.12% of average daily net assets effective August 3, 2010		$16,528
Schwab Intermediate-Term U.S. Treasury ETF™ 0.12% of average daily net assets effective August 3, 2010		$10,655

Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of the funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding interest expense and taxes, brokerage expenses, and extraordinary or non-routine expenses.

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Distributor
SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the funds. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into an agreement with the trust pursuant to which it distributes shares of the funds (the “Distribution Agreement”). The Distributor continually distributes shares of the funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter in accordance with the 1940 Act. Shares are continuously offered for sale by the funds through the Distributor only in Creation Units, as described in the funds’ prospectus. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the trust, CSIM, or any stock exchange.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
Transfer Agent
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodian and Fund Accountants
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and accountant for the funds.
The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, PricewaterhouseCoopers, LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and the funds’ federal income tax return. They also perform other professional, accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111-4004.
Legal Counsel
Dechert LLP represents the trust with respect to certain legal matters.
PORTFOLIO MANAGERS
Other Accounts. Each portfolio manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of December 31, 2010.

	Registered Investment
	Companies
	(this amount does not include
	the funds in this Statement of		Other Pooled
	Additional Information)		Investment Vehicles		Other Accounts
	Number of		Number of	Total	Number of
Name	Accounts	Total Assets	Accounts	Assets	Accounts	Total Assets
Matthew Hastings	6	$2,437228707	0	$0	0	$0
Steven Chan	6	$2,437,228,707	0	$0	0	$0
Brandon Matsui	6	$2,437,228,707	0	$0	0	$0

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Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the funds’ investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separate accounts and other mutual funds and ETFs advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as the funds, track the same index the funds track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the funds. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the funds. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to an index fund or ETF, which seek to track a benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Managed Account Connection, with those of the funds. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of the funds and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the funds, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the funds. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for the fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for the fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.
Compensation. Schwab compensates each CSIM Portfolio Manager for his or her management of the funds. Each portfolio manager’s compensation consists of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual portfolio manager’s overall performance such as the portfolio manager’s contribution to the firm’s overall investment process, being good corporate citizens, and contributions to the firm’s asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Management Incentive Plan (the “Plan”), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that, at the discretion of Executive Management, provides quarterly advances against the corporate component of the Plan at a fixed rate that is standard for the portfolio manager’s level. Meanwhile, the portion of the incentive tied to fund performance is paid in its entirety following the end of the Plan year (i.e. the Plan does not provide advances against the portion of the Plan tied to fund performance) at management’s discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager’s contribution to the firm’s overall investment process, being good corporate citizens, and contribution to the firm’s asset growth and business relationships.
The Plan consists of two independent funding components: fund investment performance and Schwab’s corporate performance. 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab’s corporate performance. Funding is pooled into separate incentive pools (one for Fixed Income portfolio managers, one for Equity portfolio managers, and one for Money Fund portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager’s leadership, teamwork, and contribution to CSIM goals and objectives.

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•	Fund Investment Performance
Investment Performance will be determined based on each fund’s performance relative to one of the following criteria: industry peer group/category, established benchmark or risk adjusted performance measure. The peer group/category or benchmark will be determined by the CSIM “Peer Group Committee” comprised of officer representation from CSIM Product Development, Fund Administration and SCFR (Schwab Center for Financial Research) and approved by CSIM’s President and CSIM’s Chief Investment Officer. The CSIM Peer Group Committee reviews peer groups and category classification on a regular basis in advance of each performance period. Peer groups and category rankings will be based on the statistical analysis. Performance relative to the fund’s benchmark will be measured on a sliding scale that will compensate Portfolio Managers more to the extent the funds performance exceeds the benchmark.
Passive Strategies
CSIM Performance Reporting will use gross performance comparisons to benchmark as the basis for Investment Fund Performance measurement for funds with passive investment strategies. The methodology will utilize ex-ante tracking-error as set by the CSIM Investment Policy Committee and reflect incentives to perform similar to the fund benchmark and minimizing fund tracking-error.
Active Strategies
CSIM Performance Reporting will use either peer group/category rankings or a performance measure relative to the fund’s benchmark as the basis for the Investment Fund Performance measurement for funds with active strategies.
Calculations
At the close of the year, each fund’s performance will be determined by its 1-year and/or 1 and 3-year percentile standing within its designated benchmark/peer group/risk adjusted performance using standard statistical methods approved by CSIM senior management. The percentile standing will result in a single performance percentile number for each fund. As each participant may manage and/or support a number of funds, there may be several fund performance percentiles for each participant considered in arriving at the annual incentive compensation funding.
•	Schwab Corporate Performance
Schwab’s corporate plan (the “Corporate Plan”) is an annual plan, which provides for discretionary awards aligned with company and individual performance. Funding for the Corporate Plan is determined at the conclusion of the calendar year using a payout rate that is applied to Schwab’s earnings per share. The exact payout rate will vary and will be determined by Executive Management and recommended to the Compensation Committee of the Board of Directors of Schwab for final approval. Funding will be capped at 200% of the Corporate Plan.
•	Incentive Allocation
At year-end, the full-year funding for both components of the Plan will be pooled together. This total pool will then be allocated to plan participants by CSIM senior management based on their assessment of a variety of performance factors. Factors considered in the allocation process will include, but are not limited to, fund performance relative to benchmarks, individual performance against key objectives, contribution to overall group results, team work, and collaboration between analysts and portfolio managers.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio. Messrs. Hastings, Chan and Matsui are compensated under the CSIM Equity and Fixed Income Portfolio Management Incentive Plan.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of December 31, 2010. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Matthew Hastings	$0
Steven Chan	$0
Brandon Matsui	$0

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BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
The portfolio turnover rate for each of the funds for the past fiscal year is as follows.

Fund	2010
Schwab U.S. TIPS ETF	6%
Schwab Short-Term U.S. Treasury ETF	48%
Schwab Intermediate-Term U.S. Treasury ETF	20%

Portfolio Holdings Disclosure
The funds’ Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of funds’ portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of funds’ shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of the fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of each fund’s policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities who may receive portfolio holdings information not available to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the exemptive relief and as discussed below.
Each fund discloses its complete portfolio holdings schedule in public filings with the SEC within 60-80 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The funds may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The president of the funds may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and funds’ adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

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In addition, the funds’ service providers including, without limitation, the investment adviser, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider’s contract with the trust or by the nature of its relationship with the trust.
Further, each business day, each fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of funds in the secondary market. This information typically reflects each fund’s anticipated holdings on the following business day.
In addition, each fund discloses its portfolio holdings and the percentages they represent of the fund’s net assets at least monthly, and as often as each day the fund is open for business, at www.schwabetfs.com/prospectus.
Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The funds’ policies and procedures prohibit the fund, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of the funds in connection with or relating to the funds or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning the funds. Commentary and analysis includes, but is not limited to, the allocation of the funds’ portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of the funds, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of the funds.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products. In addition,

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the investment adviser has incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause the funds to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
PROXY VOTING
The Board of Trustees of the trust has delegated the responsibility for voting proxies to CSIM through their Advisory Agreement. The Trustees have adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the funds’ portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in Appendix B.

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The trust is required to disclose annually each fund’s complete proxy voting record on Form N-PX. Each fund’s proxy voting record for the most recent 12 month period ended June 30th will be available by visiting the Schwab website at www.schwabetfs.com/prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
Brokerage Commissions
The funds paid no brokerage commissions as of fiscal year end December 31, 2010.
Regular Broker-Dealers
Each fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. The funds did not purchase securities issued by any regular broker-dealers.
DESCRIPTION OF THE TRUST
Each fund is a series of Schwab Strategic Trust, an open-end investment management company organized as a Delaware statutory trust on January 27, 2009.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the Trustees.
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided on the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.
There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
The Trust may, without shareholder vote, restate, amend or otherwise supplement the Declaration of Trust. Shareholders shall have the right to vote on any amendment that could affect their right to vote, any amendment to the Amendments section, any amendment for which shareholder vote may be required by applicable law or by the Trust’s registration statement filed with the SEC, and on any amendment submitted to them by the Trustees.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at 1 Freedom Valley Drive, Oaks, PA 19456. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

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PURCHASE, REDEMPTION AND PRICING OF SHARES
CREATION AND REDEMPTION OF CREATION UNITS
The funds are open each day that the New York Stock Exchange (NYSE) is open (Business Days). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2011-2012: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received and deemed acceptable by the Distributor no later than the time specified by the Trust will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase and redemption orders must be received by the Distributor that day in order to be executed that day at that day’s share price.
Creation. The trust issues and sells shares of the funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, for an order received and deemed acceptable by the Distributor.
Fund Deposit. The consideration for purchase of Creation Units of the funds may consist of (i) the in-kind deposit of a designated portfolio of securities closely approximating the holdings of a fund (the “Deposit Securities”), and an amount of cash denominated in U.S. Dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a fund.
The funds may accept a basket of money market instruments, or cash denominated in U.S. dollars that differs from the composition of the published basket. The funds may permit or require the consideration for Creation Units to consist solely of cash. The funds may permit or require the substitution of an amount of cash denominated in U.S. Dollars (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security. For example, the trust reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations.
The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.
The identity and amount of Deposit Securities and Cash Component for the fund changes as the composition of the fund’s portfolio changes and as rebalancing adjustments and corporate action events are reflected from time to time by CSIM with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the fund’s benchmark index. The fund also reserves the right to include or remove Deposit Securities from the basket in contemplation of index rebalancing changes.
A fund or its agent, through the NSCC or otherwise, makes available on each Business Day, prior to the opening of business on the NYSE Arca, Inc. Exchange (currently 9:30 a.m., Eastern time), the current Fund Deposit for the fund. Such Deposit Securities are applicable, subject to any adjustments, to effect creations of Creation Units of the fund until such time as the next-announced composition of the Deposit Securities is made available.
Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a fund, an entity must be a Depository Trust Company (“DTC”) participant, such as a broker-dealer, bank, trust company, clearing corporation or certain other organization, some of whom (and/or their representatives) own DTC (each a “DTC Participant”). DTC acts as securities depositary for the shares. The DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A DTC Participant that has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that

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have signed a Participant Agreement. All shares of a fund, however created, will be entered on the records of DTC in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
All orders to create shares must be placed for one or more Creation Units. Orders must be transmitted by an Authorized Participant pursuant to procedures set forth in the Participant Agreement. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
On days when the New York Stock Exchange or U.S. bond markets close earlier than normal, a fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the trust, whose determination shall be final and binding.
If the Distributor does not receive both the required Deposit Securities and the Cash Component by the specified time on the settlement date, the trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a fund. The delivery of Creation Units so created generally will occur no later than the settlement date.
Creation Units may be created in advance of receipt by the trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which the trust may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the fund pending delivery of any missing Deposit Securities. The Authorized Participant must deposit with the custodian the appropriate amount of federal funds by 10:00 a.m. New York time (or such other time as specified by the trust) on the settlement date. If the Distributor does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a fund for losses, if any, resulting therefrom. An additional amount of U.S. cash shall be required to be deposited with the Distributor, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the trust in an amount at least equal to 110%, which the trust may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the trust may use the cash on deposit to purchase the missing Deposit Securities. The Authorized Participant will be liable to the trust for the costs incurred by the trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Distributor or purchased by the trust and deposited into the trust. In addition, a transaction fee, as listed below, will be charged in all cases.
Acceptance of Orders for Creation Units. The trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of a fund. For example, the trust may reject or revoke acceptance of an order, if (i) the order does not conform to the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by a fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the trust or CSIM, have an adverse effect on the trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the trust, the custodian, the Distributor or CSIM make it for all practical purposes impossible to process creation orders. Examples of such circumstances include natural disaster, war, revolution; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the trust, CSIM, the Distributor, DTC, NSCC, custodian (or sub-custodian) or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The trust, custodian (or sub-custodian) and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

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Creation/Redemption Transaction Fee. The funds may impose a “Transaction Fee” on investors purchasing or redeeming Creation Units. The Transaction Fee will be limited to amounts that have been determined by CSIM to be appropriate. The purpose of the Transaction Fee is to protect the existing shareholders of the funds from the dilutive costs associated with the purchase and redemption of Creation Units. The funds currently do not charge a standard creation or redemption transaction fee, but may do so in the future. Where the funds permit cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed an additional variable Transaction Fee to offset the transaction cost to the funds of buying (or selling) those particular Deposit Securities. Transaction Fees may differ for the funds, depending on the transaction expenses related to the funds’ portfolio securities. Every purchaser of a Creation Unit will receive a prospectus that contains disclosure about the Transaction Fee, including the maximum amount of the additional variable Transaction Fee charged by the funds.
The following table shows as of March 31, 2011, the approximate value of one Creation Unit of the funds and sets forth the standard and additional creation/redemption transaction fee for the funds.

			Maximum	Maximum
	Approximate Value	Standard	Additional	Additional
	of One	Creation/Redemption	Creation	Redemption
Name of Fund	Creation Unit	Transaction Fee	Transaction Fee*	Transaction Fee*
Schwab U.S. TIPS ETF	$10,266,000	$0	3.0%	2.0%
Schwab Short-Term U.S. Treasury ETF	$4,995,000	$0	3.0%	2.0%
Schwab Intermediate-Term U.S. Treasury ETF	$4,912,000	$0	3.0%	2.0%

*	As a percentage of the total amount invested or redeemed.
Placement of Redemption Orders. The process to redeem Creation Units works much like the process to purchase Creation Units, but in reverse. Orders to redeem Creation Units of a fund must be delivered through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Orders must be accompanied or followed by the requisite number of shares of the funds specified in such order, which delivery must be made to the Distributor no later than 10:00 a.m. New York time on the next Business Day following the Transmittal Date. All other procedures set forth in the Participant Agreement must be properly followed.
The fund’s securities received on redemption will generally correspond pro rata, to the extent practicable, to the securities in the fund’s portfolio. Fund securities received on redemption may not be identical to Deposit Securities that are application to creations of Creation Units. An Authorized Participant submitting a redemption request is deemed to represent to the trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such fund shares to the trust. The trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the trust, the redemption request will not be considered to have been received in proper form and may be rejected by the trust.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request but is unable to transfer all or part of the Creation Units to be redeemed to the Distributor, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 110%, which CSIM may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the custodian and marked to market daily. The fees of the custodian (and any sub-custodians) in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The trust, on behalf of the funds, is permitted to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

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If the requisite number of shares of the funds is not delivered on the Transmittal Date as described above the funds may reject or revoke acceptance of the redemption request. If it is not possible to effect deliveries of the fund securities, the trust may in its discretion exercise its option to redeem such shares in U.S. cash and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a fund next determined after the redemption request is received (minus a redemption Transaction Fee and additional variable Transaction Fee for requested cash redemptions specified above, to offset the trust’s brokerage and other transaction costs associated with the disposition of fund securities).
Redemptions of shares for fund securities will be subject to compliance with applicable federal and state securities laws and the funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the trust could not lawfully deliver specific fund securities upon redemptions or could not do so without first registering the fund securities under such laws.
The funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act or pursuant to exemptive relief obtained by the trust. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the funds (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Pricing of Shares
Each business day, the funds calculate their share price, or NAV, as of the close of the NYSE (generally, 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.
The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
NOTE: Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from a fund in Creation Units. Fund shares purchased or sold on a national securities exchange are transacted at market prices, which may be higher (premium) or lower (discount) than NAV.
TAXATION
Federal Tax Information for the Funds
This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income

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and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. To qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, forward contracts, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains that have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even

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though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Special federal income tax rules apply to the inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in a fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a fund’s OID in a taxable year with respect to a bond will increase a fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, as noted above, a fund may need to raise cash by selling portfolio investments, which may occur at a time when the adviser would not have chosen to sell such securities and which may result in capital gains to a fund and additional capital gain distributions to fund shareholders. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a fund’s income with respect to the bond for the taxable year.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. It is not expected that any portion of these distributions will be eligible to be treated as qualified dividend income which is eligible in certain circumstances for reduced maximum tax rates to individuals.
Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.
A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.
If a fund makes a distribution to a shareholder in excess of a fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. For corporate investors in a fund, dividend distributions a fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.
A sale of shares in a fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2013. Any loss

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realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
Each fund has the right to reject an order to for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the respective fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Disclosure for Non-U.S. Shareholders - Dividends paid by the funds to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than “qualified short-term capital gain” described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the funds. A non-U.S. shareholder who fails to provide an appropriate Internal Revenue Service Form W-8 may be subject to backup withholding at the appropriate rate.
The funds may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The funds may also, under certain circumstances, designate all or a portion of a dividend as a “qualified short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if the funds designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of the funds beginning after December 31, 2004 and before January 1, 2012.
Backup Withholding and Certain Reporting — Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

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APPENDIX — RATINGS OF INVESTMENT SECURITIES
From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.
BONDS
Moody’s Investors Service
Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Standard & Poor’s Corporation
Investment Grade
AAA Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.
A Debt rated ‘A’ has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Speculative Grade
Debt rated ‘BB’ and ‘B’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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BB Debt rated ‘BB’ has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.
B Debt rate ‘B’ has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.
Fitch, Inc.
Investment Grade Bond
AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated ‘F1+’.
A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Speculative grade bond
BB Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
Dominion Bond Rating Service
Bond and Long Term Debt Rating Scale
As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.
AAA: Highest Credit Quality
AA: Superior Credit Quality
A: Satisfactory Credit Quality
BBB: Adequate Credit Quality
BB: Speculative
B: Highly Speculative
CCC: Very Highly Speculative

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CC: Very Highly Speculative
C: Very Highly Speculative
“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
“BBB” Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
“BB” Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
“B” Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
“CCC” / “CC” / “C” Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.
“D” This category indicates Bonds in default of either interest or principal.
(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE
Dominion Bond Rating Service
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.
R-1: Prime Credit Quality
R-2: Adequate Credit Quality
R-3: Speculative

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All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.
“R-1 (high)” Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
“R-1 (middle)” Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.
“R-1 (low)” Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
“R-2 (high)”, “R-2 (middle)”, “R-2 (low)” Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.
“R-3 (high)”, “R-3 (middle)”, “R-3 (low)” Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS
Moody’s Investors Service
Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.
Standard & Poor’s Corporation
An S&P SP-1 rating indicates that the subject securities’ issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P’s determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

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Fitch, Inc.
Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.
COMMERCIAL PAPER
Moody’s Investors Service
Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.
Standard & Poor’s Corporation
A Standard & Poor’s Corporation (“S&P”) A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
Fitch, Inc.
F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

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Appendix — Proxy Voting Policies and Procedures
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of April 2011
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer or his/her delegate. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios ( “Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory and administration agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee believes will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee has also implemented custom policies as set forth below. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff believe raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures, subject to the custom policies set forth below.

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.
Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of the following custom policies is consistent with CSIM’s fiduciary duty to its clients:
•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. In cases where a company is a registered investment company, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote with management on such proposal unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.
Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, (1) two members of the Proxy Committee, including at least one representative from Portfolio Management, in consultation with the Chair of the Proxy Committee or his/her designee, may decide how to vote such proxy, or (2) the Proxy Committee may meet to decide how to vote such proxy.

Conflicts of Interest. Except as described above for proxies solicited by affiliated funds or CSC and the exceptions to Glass Lewis’ Proxy Procedures, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.
Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.
Sub-Advisory Relationships. Where CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate proxy voting responsibility to such investment adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it belives that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY PAPER GUIDELINES
2011 PROXY SEASON
AN OVERVIEW OF THE GLASS LEWIS APPROACH TO INTERNATIONAL PROXY ADVICE
United States

Copyright 2011 Glass, Lewis & Co., LLC

Copyright 2011 Glass, Lewis & Co., LLC

Copyright 2011 Glass, Lewis & Co., LLC

I. A Board of Directors That Serves the Interests of Shareholders
ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
Copyright 2011 Glass, Lewis & Co., LLC

three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director—An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company. [3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Definition of “Material”: A material relationship is one in which the dollar value exceeds:
•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[4] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).
Definition of “Familial”: of Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition “Company”: of A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.
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through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
      Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is a least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[5] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

However, where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
     Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[6] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, governance committee, or who has served in that capacity in the past year.
     Independent Chairman
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management,

[5]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

[6]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.
Copyright 2011 Glass, Lewis & Co., LLC

less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board o directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[7] Another study finds that 40 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2000, although the same study found that only 19 percent of S&P 500 chairs are independent, versus 9 percent in 2005.[8]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
     Voting Recommendations on the Basis of Performance
We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

[7]	Ken Favor, Per-Ola Carlson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

[8]	Spencer Stuart Board Index, 2010, p. 4.
Copyright 2011 Glass, Lewis & Co., LLC

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.9
2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements
4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.
     Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because “[v]vibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[10]
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
     Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include member with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting

[9]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

[10]	Audit Committee Effectiveness — What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors- Research Foundation. 2005.
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recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[11]
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer(CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[12]
1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4. The audit committee chair, if the committee has less than three members.
5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.13
6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

[11]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[12]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[13]	Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.
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7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11. The audit committee chair14 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
12. All members of an audit committee where the auditor has resigned and reported that section 10A15 letter has been issued.
13. All members of an audit committee at a time when material accounting fraud occurred at the company.16
14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

[14]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[15]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[16]	Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
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17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.17
20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
     Compensation Committee Performance
Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company.

[17]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.
Copyright 2011 Glass, Lewis & Co., LLC

as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.
In our evaluation of the CD&A, we examine, among other factors, the following:
1. The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2. How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5. The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6. The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.
We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.
We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation policies and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).
When assessing the performance of compensation committees, we will recommend voting against for the following:[18]
1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.19

[18]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[19]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.
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2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.20
4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
9. All members of the compensation committee when vesting of in-the-money option is accelerated or when fully vested options are granted.
10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13. The chair of the compensation committee where the CD&A provides insufficient unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has or excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder

[20]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.
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meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.21
     Nominating and Governance Committee Performance
The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.
Regarding the nominating and or governance committee, we will recommend voting against the following:[22]
1. All members of the governance committee23 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.24 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2. The governance committee chair,25 when the chairman is not independent and an independent lead or presiding director has not been appointed.26 We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.

[21]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[22]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[23]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[24]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

[25]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

[26]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.
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3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4. The governance committee chair, when the committee fails to meet at all during the year.
5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).
Regarding the nominating committee, we will recommend voting against the following:[27]
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).
3. In the absence of a governance committee, the nominating committee chair28 when the chairman is not independent, and an independent lead or presiding director has not been appointed.29
4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.30
5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.31
     Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We

[27]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[28]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

[29]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[30]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[31]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.
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believe such financial firms should have a chief risk officer reporting directly to the board and dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.
Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board- level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[32], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.
Experience
We find that a director’s past conduct is often indicative of future conduct and performance. We oft find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
     Voting Recommendations on the Basis of Director Experience
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[33]
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

[32]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

[33]	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.
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Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.
     Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:
1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies. 34 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.9 in 2005 and 1.4 in 2000.35
3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for director, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

[34]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[35]	Spencer Stuart Board Index, 2010, p. 8.
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5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.36
6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
     Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee). [37]
Controlled Companies
Controlled companies present an exception to our independence recommendations The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
     Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be

[36]	We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

[37]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”
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beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chairman or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
4. Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
     Size of the Board of Directors
We have no board size requirements for controlled companies.
     Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Exceptions for Recent IPOs
We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independency, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO
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or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert share-holders’ best interests following their IPO.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1. Size of the board of directors: The board should be made up of between five and twenty directors.
2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3. Independence of the audit committee: The audit committee should consist solely of independent directors.
4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exceptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the
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appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)
DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”38 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.39 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”40 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41
Shareholders have increasingly come to agree with this view. In 2010 approximately 72% of S&P 500 companies had declassified boards, up from approximately 51% in 2005.42 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.43
Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

[38]	Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55Stanford Law Review 885-917 (2002), page 1.

[39]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic- benefits in terms of higher premier to boards that have [staggered structures].”).

[40]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

[41]	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

[42]	Spencer Stuart Board Index, 2010, p. 14

[43]	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).
Copyright 2011 Glass, Lewis & Co., LLC

MANDATORY DIRECTOR RETIREMENT PROVISIONS
Director Term and Age Limits
Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”
Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.
While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.
We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation such as consummation of a corporate transaction like a merger.
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT
In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.
SHAREHOLDER ACCESS
Shareholders have continuously sought a way to have a significant voice in director elections in recant years. While most of these efforts have centered on regulatory change at the SEC, Congress and the Obama Administration have successfully placed “Proxy Access” in the spotlight of the U.S. Government’s most recent corporate-governance-related financial reforms.
In July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates.
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The SEC received over 500 comments regarding its proposed proxy access rule, some of which questioned the agency’s authority to adopt such a rule. Nonetheless, in August 2010 the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years, the right to nominate up to 25% of a boards’ directors and have such nominees included on the company’s ballot and described (in up to 500 words per nominee) in its proxy statement.
While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule’s implementation following the filing of a lawsuit by the U.S. Chamber of Commerce and the Business Roundtable on September 29, 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals during the 2011 proxy season.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.
While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
During 2010, Glass Lewis tracked just under 35 proposals to require a majority vote to elect directors at annual meetings in the U.S., a slight decline from 46 proposals in 2009, but a sharp contrast to the 147 proposals tracked during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including approximately 71% of companies in the S&P 500 index, up from 56% in 2008.44 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.
The plurality vote standard
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.
Advantages of a majority vote standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

[44]	Spencer Stuart Board Index, 2010, p. 14
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We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.
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II. Transparency and
Integrity of Financial Reporting
AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability .... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”45
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

[45]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
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2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.46
3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4. When audit fees are excessively low, especially when compared with other companies in the same industry.
5. When the company has aggressive accounting policies.
6. When the company has poor disclosure or lack of transparency in its financial statements.
7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[46]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.
Copyright 2011 Glass, Lewis & Co., LLC

III. The Link Between
Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), providing for sweeping financial and governance reforms. One of the most important reforms is found in Section 951(a) of the Dodd-Frank Act, which requires companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment (January 21, 2011). Further, since section 957 of the Dodd-Frank Act prohibits broker discretionary voting in connection with shareholder votes with respect to executive compensation beginning in 2011 a majority vote in support of advisory votes on executive compensation may become more difficult for companies to obtain.
This practice of allowing shareholdes a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
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We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.
Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with perfomance, Glass Lewis will generally recommend voting against the say-on-pay proposal.
Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:
•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades
We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.
Say-on-Pay Voting Recommendations
In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:
•	Inappropriate peer group and/or benchmarking issues

•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met
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•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)
In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.
In the case of companies that maintain poor compensation policies year after year without any showing they took steps to address the issues, we may also recommend that shareholders vote against the chairman and/or additional members of the compensation committee. We may also recommend voting against the compensation committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion, or sustained poor pay for performance practices.
Short-Term Incentives
A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.
Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.
Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.
Long-Term Incentives
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:
•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics
Copyright 2011 Glass, Lewis & Co., LLC

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.
Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.
We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.
Pay for Performance
Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.
We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.
Recoupment (“Clawback”) Provisions
Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.
These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the
Copyright 2011 Glass, Lewis & Co., LLC

CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.
Frequency of Say-on-Pay
The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.
Vote on Golden Parachute Arrangements
The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments, the tenure and position of the executives in question, and the type of triggers involved (single vs double).
EQUITY-BASED COMPENSATION PLAN PROPOSALS
We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analytical review.
Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.
Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
Copyright 2011 Glass, Lewis & Co., LLC

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that academic literature proves that some absolute limits are warranted.
We evaluate equity plans based on certain overarching principles:
1. Companies should seek more shares only when needed.
2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).
3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.
4. Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.
6. The expected annual cost of the plan should be proportional to the business’s value.
7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
9. Plans should not permit re-pricing of stock options.
10. Plans should not contain excessively liberal administrative or payment terms.
11. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.
12. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.
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There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:
(i) officers and board members cannot not participate in the program;
(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
(iii) the exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading, and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.47
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In

[47]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.
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addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.
We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the
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interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.
Copyright 2011 Glass, Lewis & Co., LLC

IV. Governance Structure
and the Shareholder Franchise
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”48 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size

[48]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.
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of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating
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to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.
However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:
1. Is the board sufficiently independent?
2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?
3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
4. Do shareholders have the right to call special meetings of shareholders?
5. Are there other material governance issues at the Company?
6. Has the Company’s performance matched or exceeded its peers in the past one and three years?
7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
8. Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
(i) Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
(ii) Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
(iii) Financing for Acquisitions— We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
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(iv) Financing for Operations— We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.
Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, manage come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS
FOR SHAREHOLDER BALLOT PROPOSALS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without
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cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has be responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS
AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
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MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.
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V. Compensation, Environmental, Social and
Governance Shareholder Initiatives
Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.
The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.
COMPENSATION
Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.
However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient appropriate discretion to the board to design and implement reasonable compensation programs.
Disclosure of Individual Compensation
Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further,
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it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.
Linking Pay with Performance
Glass Lewis views performance-based compensation as an effective means of motivating executives act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.
However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.
Retirement Benefits & Severance
As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.
However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.
Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd- Frank”), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. However, the SEC has not finalized the rules in time for the 2011 proxy season and therefore we expect to continue to see shareholder proposals on merger-triggered severance agreements as well as those not related to mergers.
Bonus Recoupments (“Clawbacks”)
We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three
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year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.
When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.
We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.
Golden Coffins
Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who no longer in any position to affect company performance.
To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.
Retention of Shares until Retirement
We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the
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retention of significant amounts of equity compensation following termination of employment at target firms.
Tax Gross-Ups
Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.
Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.
Linking Executive Pay to Environmental and Social Criteria
We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.
When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.
GOVERNANCE
Declassification of the Board
Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.
Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.
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Right of Shareholders to Call a Special Meeting
Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.
In our case-by-case evaluations, we consider the following:
•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin-offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting
Right of Shareholders to Act by Written Consent
Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.
In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:
•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

•	Existing ability for shareholders to act by written consent
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Board Composition
Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.
Reimbursement of Solicitation Expenses
Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.
Majority Vote for the Election of Directors
If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.
Cumulative Vote for the Election of Directors
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a
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true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.
For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Supermajority Vote Requirements
We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.
Independent Chairman
Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”
ENVIRONMENT
There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.
When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.
With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:
Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change
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over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.
Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.
Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile Campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.
If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.
Climate Change and Green House Gas Emission Disclosure
Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there i strong link between climate change and its resultant regulation and shareholder value at the firm, and/ or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.
Sustainability Report
When evaluating requests that a firm produce a sustainability report, we will consider, among other things:
•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.
In general, we believe that firms operating in extractive industries should produce sustainability reports, and will recommend a vote for reasonably crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate sustainability report requests on a case by case basis.
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Oil Sands
The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.
We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.
Sustainable Forestry
Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).
There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.
The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.
Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.
SOCIAL ISSUES
Non-Discrimination Policies
Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging
Copyright 2011 Glass, Lewis & Co., LLC

recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.
MacBride Principles
To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:
1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3. The banning of provocative religious or political emblems from the workplace;
4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;
5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;
8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.
Human Rights
Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important
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policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.
Military and US Government Business Policies
Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.
Foreign Government Business Policies
Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.
Health Care Reform Principles
Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:
•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.
In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.
Tobacco
Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely
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tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal product or marketing of core products.
Reporting Contributions and Political Spending
While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.
Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.
When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:
•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?
Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. We will also consider voting for such proposals when there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions the company, we will consider recommending voting against the governance committee members or other responsible directors.
Animal Welfare
Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion
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regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.
Internet Censorship
Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass
Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of
Glass Lewis.
Copyright © 2011 Glass, Lewis & Co., LLC. All Rights Reserved.

San Francisco Headquarters Glass, Lewis & Co., LLC One Sansome Street Suite 3300 San Francisco, CA 94104 Tel: +1 415-678-4110 Tel: +1 888-800-7001 Fax: +1 415-357-0200
New York Glass, Lewis & Co., LLC 48 Wall Street 28th Floor New York, N.Y. 10005 Tel: +1 212-797-3777 Fax: +1 212-980-4716
Australia CGI Glass Lewis Suite 8.01, Level 8 261 George Street Sydney NSW 2000 Australia Tel: +61 2 9299 9266 Fax: +61 2 9299 1866
France Glass Lewis International, Ltd. 27 rue Monge 75005 Paris France Tel: +33 9 54 88 99 10 Fax: +33 1 77 72 26 27
Switzerland Via Pazzalino 25 6962 Lugano Viganello Switzerland Phone: +41 76 346 0673 Fax: +41 91 260 6182
Please direct general inquiries to info@glasslewis.com
Copyright 2011 Glass, Lewis & Co., LLC

PROXY PAPER GUIDELINES 2011 PROXY SEASON AN OVERVIEW OF THE GLASS LEWIS APPROACH TO INTERNATIONAL PROXY ADVICE International GLASS LEWIS & CO. Copyright 2011 Glass, Lewis & Co., LLC 1

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country.
The following is a distillation of the various country-specific policies.
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I. ELECTION OF DIRECTORS
BOARD OF DIRECTORS
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
BOARD COMPOSITION
When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial,familial or other relationship w the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:
•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•	CFO who presently sits on the board.
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•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.
SLATE ELECTIONS
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees, we will recommend voting against the entire slate of directors.
BOARD COMMITTEE COMPOSITION
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.
REVIEW OF RISK MANAGEMENT CONTROLS
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
CLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
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II. FINANCIAL REPORTING
ACCOUNTS AND REPORTS
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation. We generally recommend abstaining from dividends with payout ratios of less than 10% or more than 200%.
APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.
However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•	When audit fees added to audit-related fees total less than one-third of total fees.

•	When there have been any recent restatements or late filings auditor bears some responsibility for the restatement or late filing reporting error). by the company where the (e.g., a restatement due to a

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures.
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III. COMPENSATION
COMPENSATION REPORT/COMPENSATION POLICY
We will usually recommend voting against approval of the compensation report or policy when any of the following occur:
•	Executives are employed without service contracts;

•	Service contracts provide for notice periods longer than one year;

•	Service contracts provide for the enhancement of employment terms or compensation rights in excess of one year in the event of a change of control;

•	Payments have been made or longer-term obligation entered into (including pension obligations) to compensate an executive who has voluntary left the company and this has not been fully disclosed and justified;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing; or

•	Egregious or excessive bonuses, equity awards or severance payments.
LONG TERM INCENTIVE PLANS
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.
In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.
PERFORMANCE-BASED EQUITY COMPENSATION
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).
Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.
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There should be no retesting of performance conditions for all share- and option-based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.
DIRECTOR COMPENSATION
Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be reasonable in order to retain and attract qualified individuals.
Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
RETIREMENT BENEFITS FOR DIRECTORS
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
LIMITS ON EXECUTIVE COMPENSATION
As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.
However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.
ADVISORY VOTES ON COMPENSATION
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
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IV. GOVERNANCE STRUCTURE
AMENDMENTS TO THE ARTICLES OF ASSOCIATION
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments are in the best interests of shareholders.
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
INCREASE IN AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.
ISSUANCE OF SHARES
Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
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In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5% of the issued ordinary share capital of the company. If the proposal contains a figure greater than 5%, the company should provide an explanation. This authority should not exceed five years, or less for some countries.
REPURCHASE OF SHARES
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).
SUPERMAJORITY VOTE REQUIREMENTS
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
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V. ENVIRONMENTAL AND SOCIAL RISK
We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).
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This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass
Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of
Glass Lewis.
Copyright © 2011 Glass, Lewis & Co., LLC. All Rights Reserved.

San Francisco Headquarters Glass, Lewis & Co., LLC One Sansome Street Suite 3300 San Francisco, CA 94104 Tel: +1 415-678-4110 Tel: +1 888-800-7001 Fax: +1 415-357-0200 New York Glass, Lewis & Co., LLC 48 Wall Street 15th Floor New York, N.Y. 10005 Tel: +1 212-797-3777 Fax: +1 212-980-4716 Australia CGI Glass Lewis Pty Limited Suite 8.01, Level 8, 261 George St Sydney NSW 2000 Australia Tel: +61 2 9299 9266 Fax: +61 2 9299 1866 Switzerland Glass Lewis International, Ltd. Via Pazzalino 25 6962 Lugano Viganello Switzerland Phone: +41 76 346 0673 Fax: +41 91 260 6182 Please direct general inquiries to info@glasslewis.com Copyright 2011 Glass, Lewis & Co., LLC

PART C: OTHER INFORMATION
ITEM 28. EXHIBITS.

(a) (1)	Certificate of Trust, dated January 27, 2009, of Schwab Strategic Trust (the “Registrant” or the “Trust”) is incorporated by reference to Exhibit (a)(1) of the Registrant’s Registration Statement, filed July 15, 2009.

(a) (2)	Registrant’s Amended and Restated Agreement and Declaration of Trust, dated October 12, 2009, is incorporated by reference to Exhibit (a)(3) of Pre-Effective Amendment No. 2 of the Registrant’s Registration Statement, filed October 27, 2009 (hereinafter referred to as “Pre-Effective Amendment No. 2”).

(b)	Registrant’s By-Laws, dated January 26, 2009, is incorporated by reference to Exhibit (b) of the Registrant’s Registration Statement, filed July 15, 2009.

(c)	Reference is made to Article 5 of the Registrant’s Agreement and Declaration of Trust.

(d) (1)	Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 1 of the Registrant’s Registration Statement, filed April 21, 2010 (hereinafter referred to as “PEA No. 1”).

(d) (2)	Amendment, dated July 26, 2010, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 3 of the Registrant’s Registration Statement, filed July 23, 2010 (hereinafter referred to as “PEA No. 3”)

(d) (3)	Amendment, dated December 17, 2010, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 7 of the Registrant’s Registration Statement, filed April 15, 2011 (hereinafter referred to as “PEA No. 7”).

(e) (1)	Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated by reference to Exhibit (e) of PEA No. 1.

(e) (2)	Amendment, dated July 26, 2010, to Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(2) of PEA No. 3.

(e) (3)	Amendment, dated December 17, 2010, to Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(3) of PEA No. 7.

(f)	Not applicable.

(g) (1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 of Registrant’s Registration Statement, filed October 7, 2009 (hereinafter referred to as “Pre-Effective Amendment No. 1”).

(g) (2)	Amendment, dated October 8, 2009,to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005 is incorporated by reference to Exhibit (g)(2) of PEA No. 1.

(g) (3)	Amendment, dated July 26, 2010, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, filed September 24, 2010 (hereafter referred to as “PEA No. 4”) is incorporated by reference to Exhibit (g)(3) of PEA No. 4.

(g) (4)	Amendment, dated December 17, 2010, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(4) of PEA No. 7.

(h) (1)	Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc, dated October 12, 2009, is incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1.

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(h) (1)(a)	Amendment, dated July 26, 2010, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(8) of PEA No. 3

(h) (1)(b)	Amendment, dated December 17, 2010, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(1)(b) of PEA No. 7.

(h)(2)	Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1.

(h)(2)(a)	Amendment, dated July 26, 2010, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, filed September 24, 2010 is incorporated by reference to Exhibit (h)(9) of PEA No. 4.

(h)(2)(b)	Amendment, dated December 17, 2010, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2)(b) of PEA No. 7.

(h) (3)	Authorized Participant Agreement is incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1.

(h)(4)	Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 1.

(h)(4)(a)	Amendment, dated October 8, 2009, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5) of PEA No. 1.

(h)(4)(b)	Amendment, dated July 26, 2010, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, filed September 24, 2010 is incorporated by reference to Exhibit (g)(10) of PEA No. 4.

(h)(4)(c)	Amendment, dated December 17, 2010, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4)(c) of PEA No. 7.

(h)(5)	Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(6) of Pre-Effective Amendment No. 1.

(h)(5)(a)	Amendment, dated October 8, 2009, to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(7) of PEA No. 1.

(h)(5)(b)	Amendment, dated July 26, 2010 to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, filed September 24, 2010 is incorporated by reference to Exhibit (g)(11) of PEA No. 4.

(h)(5)(c)	Amendment, dated December 17, 2010, to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5)(c) of PEA No. 7.

(i)	Opinion and Consent of Counsel is filed herein as Exhibit (i).

(j) (1)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(i).

(j) (2)	Power of Attorney of Walter W. Bettinger is is incorporated by reference to Exhibit (j)(2 of Post-Effective Amendment No. 5 of Registrant’s Registration Statement, filed December 8, 2010 (hereinafter referred to as “PEA No. 5”)

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(j) (3)	Power of Attorney of Robert W. Burns is is incorporated by reference to Exhibit (j)(3) of PEA No. 5.

(j) (4)	Power of Attorney of Charles A. Ruffel is is incorporated by reference to Exhibit (j)(4) of PEA No. 5.

(j) (5)	Power of Attorney of Mark A. Goldfarb is is incorporated by reference to Exhibit (j)(5) of PEA No. 5.

(j) (6)	Power of Attorney of Marie Chandoha is is incorporated by reference to Exhibit (j)(6) of PEA No. 5.

(j) (7)	Power of Attorney of George Pereira is is incorporated by reference to Exhibit (j)(7) of PEA No. 5.

(j) (8)	Resolution Approving Power of Attorney filed September 24, 2010 is incorporated by reference to Exhibit (j)(8) of PEA No. 4.

(k)	Not applicable.

(l)	None.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p) (1)	Joint Code of Ethics for the Registrant and Charles Schwab Investment Management, Inc. dated July 1, 2010 is incorporated by reference to Exhibit (p)(1) of PEA No. 3.

(p) (2)	Code of Ethics of SEI Investments Distribution Co. is incorporated by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 1.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.
     Not Applicable.
ITEM 30. INDEMNIFICATION.
     Reference is made to Article VII of Registrant’s Declaration of Trust (Exhibit (a) filed October 27, 2009) and Article 11 of Registrant’s By-Laws (Exhibit (b) filed July 15, 2009).
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
     The Registrant’s investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), a Delaware corporation, organized in October 1989, also serves as the investment manager to Laudus Institutional Trust, Laudus Trust, Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 211 Main Street, San Francisco, CA 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment

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adviser to the Registrant, Laudus Trust and Laudus Institutional Trust and an investment adviser to certain non-investment company clients.
     The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of CSIM is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position with Adviser	Name of Other Company	Capacity
Charles R. Schwab, Chairman and Director	Charles Schwab & Co., Inc.	Chairman and Director
	The Charles Schwab Bank, N.A.	Chairman, Director
	The Charles Schwab Corporation	Chairman
	Schwab Holdings, Inc.	Chief Executive Officer
	Schwab International Holdings, Inc.	Chairman and Chief Executive Officer
	Schwab (SIS) Holdings, Inc. I	Chairman and Chief Executive Officer
	Charles Schwab Holdings (UK)	Chairman
	United States Trust Company of New York	Chairman, Director
	All Kinds of Minds	Director
	Charles and Helen Schwab Foundation	Director
	Stanford University	Trustee

Marie Chandoha, Director, President and Chief Executive Officer	Charles Schwab & Co., Inc.	Executive Vice President and President,
Investment Management Services
	Schwab Funds	President, Chief Executive Officer
	Laudus Funds	President, Chief Executive Officer
	Schwab ETFs	President, Chief Executive Officer
	Charles Schwab Worldwide Funds, PLC	Director
	Charles Schwab Asset Management	Director
(Ireland) Limited

David Lekich, Acting Chief Counsel and Vice President	Charles Schwab & Co., Inc.	Vice President and Associate General Counsel
	Schwab Funds	Acting Chief Legal Officer and Secretary
	Laudus Funds	Vice President and Assistant Clerk
	Schwab ETFs	Assistant Secretary

Michael Hogan, Chief Compliance Officer	Schwab Funds	Chief Compliance Officer
	Schwab ETFs	Chief Compliance Officer
	Laudus Funds	Chief Compliance Officer
	Charles Schwab & Co., Inc.	Senior Vice President and Chief Compliance Officer

George Pereira, Senior Vice President, Chief Financial Officer and Chief Operating Officer	Schwab Funds	Treasurer and Principal Financial Officer
	Laudus Funds	Treasurer and Chief Financial Officer
	Schwab ETFs	Treasurer and Principal Financial Officer

	Mutual Fund Division, UST Advisers, Inc.	Chief Financial Officer
	Charles Schwab Worldwide Funds, PLC	Director
	Charles Schwab Asset Management	Director
(Ireland) Limited
ITEM 32. PRINCIPAL UNDERWRITERS:

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(a) SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter of the Trust.
(b) Information with respect to each director, officer or partner of each principal underwriter is as follows. Unless otherwise noted, the business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

Positions and Offices
Name	Position and Office with Underwriter	with Registrant
William M. Doran	Director	None
Edward D. Loughlin	Director	None
Wayne M. Withrow	Director	None
Kevin Barr	President & Chief Executive Officer	None
Maxine Chou	Chief Financial Officer, Chief Operations Officer, &Treasurer	None
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None
John C. Munch	General Counsel & Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President &Assistant Secretary	None
John Coary	Vice President & Assistant Secretary	None
John Cronin	Vice President	None
Robert Silvestri	Vice President	None
     (5) © None.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.
     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the Rules thereunder will be maintained at the offices of:
1) Schwab Strategic Trust, 211 Main Street, San Francisco, CA 94105
2) Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, CA 94105
3) Principal Underwriter — SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456
4) Custodian — State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
5) Transfer Agent — State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
ITEM 34. MANAGEMENT SERVICES.
None.
ITEM 35. UNDERTAKINGS.
     Not applicable.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 8 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, in the State of California, on the 27th day of April, 2011.

SCHWAB STRATEGIC TRUST Registrants
Marie Chandoha*
Marie Chandoha, President and Chief Executive Officer

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 27th day of April, 2011.

Signature	Title

Walter W. Bettinger, II* Walter W. Bettinger, II	Chairman and Trustee

Robert W. Burns* Robert W. Burns	Trustee

Robert W. Goldfarb* Robert W. Goldfarb	Trustee

Charles A. Ruffel* Charles A. Ruffel	Trustee

Marie Chandoha* Marie Chandoha	President and Chief Executive Officer

George Pereira* George Pereira	Treasurer and Principal Financial Officer

*By:	/s/ Douglas P. Dick
Douglas P. Dick, Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

(i)	Opinion and Consent of Counsel

(j)(i)	Consent of Independent Registered Public Accounting Firm

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